                                                                October 12, 1995

Dear Fellow Shareholders:

     I am pleased to provide you with the annual report for Heritage Capital Appreciation Trust for the fiscal year ended August 31, 1995. For this twelve month period, your Fund had a positive total return of 10.85% (calculated without the imposition of a front-end sales load). For the same period, the Standard & Poor's 500 Composite Stock Price Index had a total return of 21.49% and the Value Line Index gained 10.66%.

     In February of this year, shareholders of your Fund overwhelmingly approved retaining Liberty Investment Management as the subadviser for your Fund's investment portfolio*. This action allowed Herb Ehlers, Chairman and Chief Executive Officer of Liberty, to continue as portfolio manager of your Fund. Prior to this time, Herb had managed your Fund while serving as President of Eagle Asset Management, your Fund's original subadviser. In the letter that follows, Herb explains some of the reasons that, despite your Fund's strong absolute performance, your Fund underperformed the S&P 500 Index in the most recent fiscal year. In particular, Herb's comments may help you understand why your Fund does not have any investments in the technology sector of the market, why stock prices can sometimes lag the growth of a company's earnings or cash flow, and why the investment discipline employed by Liberty requires patience in order to realize value over the long run.

     Other than the absence of technology stocks, what other factors contributed to the investment performance of your Fund during the last fiscal year? Some of your Fund's best performers were in the Leisure/Amusements industry with Mirage, Circus Circus and Harrah's all delivering above-market performance. Mirage led the way in this group appreciating over 60%. These companies are among the better capitalized and, we believe, best managed companies in the growing gaming industry. In the finance area, while all of your Fund's holdings appreciated, the best performers were the Student Loan Marketing Association, which rebounded nicely off its lows last year, and First Data Corp, a dominant player in the credit card processing area. The largest holdings in the Finance sector are Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal National Mortgage Association ("Fannie Mae"). While we believe that the earnings growth from these companies continues to be excellent, their stock prices lagged the market. As Herb Ehlers points out, stock prices often "close the valuation gap" when booming stock markets return to more stable growth environments.

     One of your Fund's other large positions last year was AT&T. Although AT&T appreciated less than 10% during your Fund's fiscal year, subsequent to year end the stock price increased by an additional 10% after the company announced a major restructuring. We sold the entire position in September to lock in these recent gains. The other companies in our Telecommunications sector, as a group, enjoyed returns in line with the S&P 500.

     Within both the Telecommunications area previously discussed as well as Broadcasting, Cellular Communications and Filmed Entertainment, a large caution flag called legislative reform seems to have been hung over the stocks we held. Obviously, these industries have either been formed or have experienced tremendous change in the past six decades. Yet they are still regulated in large part under the Communications Act of 1934. Because of the uncertainty surrounding the various bills in the House and Senate, many investors have chosen to sit on the sidelines and wait until the future is more certain with regard to how these industries will be regulated. We believe that this uncertainty can create tremendous opportunities for companies in these industries and for investors willing to take advantage of the existing uncertainty. Again, while we were not well rewarded last year as many investors avoided these stocks, we continue to believe that our patience will be rewarded over the long run.

     In conclusion, we are in the unusual position of explaining why your Fund appreciated "only" 11% last year. We are confident that many of the stocks in your Fund's portfolio are now poised for relative outperformance, having failed to fully participate in the market's recent rally despite the outstanding growth rates of the companies' earnings and cash flows.

     On behalf of all of us at Heritage, thank you for your continuing investment in Heritage Capital Appreciation Trust. We look forward to serving your investment needs for years to come.

                                          Sincerely,

                                          /s/ Stephen G. Hill

                                          Stephen G. Hill
                                          President

       * Proxy Voting Results:

       On February 7, 1995 a special shareholders' meeting was held. The results of that meeting on the following items were as follows:

                                                                                      SHARES
                                                                  -----------------------------------------------
                                                                       FOR             AGAINST        ABSTAINING
                                                                  --------------     -----------     ------------
        To approve a Subadvisory agreement between Heritage
          Asset Management, Inc. and Liberty Investment
          Management with respect to the Trust:                    2,486,649.190      60,751.340      182,844.098
                                                                   =============      ==========      ===========
        To ratify the selection of Coopers & Lybrand L.L.P. as
          the Trust's independent accountants for the fiscal year
          ended August 31, 1995:                                   2,529,768.223      40,646.664      159,829.741
                                                                   =============      ==========      ===========

                                                                October 12, 1995

Dear Fellow Shareholders:

     As the accompanying charts indicate, for the five year period ended August 31, 1995, Heritage Capital Appreciation Trust ("HCAT") performed in line with the S&P 500 Composite Stock Price Index (101.2% for your Fund* and 102.1% for S&P 500) and outperformed the Value Line Index. Furthermore, HCAT outperformed the Value Line Index for the eighth straight year. However, after three straight years of outperforming the S&P 500, HCAT's winning streak was (temporarily, we hope!) snapped for the fiscal year ended August 31, 1995.

     HCAT's calendar 1995 year-to-date investment performance has been one of the Fund's strongest in a number of years, and business results of the companies in the portfolio were superior as well. In absolute terms, the Fund's investment performance was +15% from January 1, 1995 through August 31, 1995. The Fund's investment performance for the past five fiscal years ended August 31 averaged 15% per year, so the performance for the first eight months of calendar 1995 essentially matched the results we might expect for an entire year, in terms of both stock prices and the companies' earnings and cash flow. I thought it was important to point out the good business results for the companies in the portfolio, and the strong calendar 1995 year-to-date investment performance, because almost all of the Fund's underperformance to the S&P 500 for the past fiscal year occurred in calendar 1995, more specifically in just the four months of January, March, April and May, a time period when technology stocks were very hot (technology has accounted for approximately 30% of the S&P 500's increase over the past year!).

     We have had a long-standing policy of avoiding the technology sector, especially semiconductors, computer and other hardware manufacturing stocks, since we view such technology stocks as prone to underperform over the long run. Indeed, the performance of the S&P technology sector has underperformed the S&P 500 by 3.4% per year for the past 10 1/2 years, and by 2.4% per year for the past 15 1/2 years, ending June 30, 1995. If you're concerned about technology stocks, this might be an appropriate time to consider HCAT, since your Fund is essentially a "non-tech" portfolio.

     Since "high-tech," "momentum," "sector rotation," "quantitative," "chartist" and other investment styles have been in vogue this year, I thought this might be a good time to review our "buy the business" investment style.

     Our first premise is that wealth is created through the long-term ownership of a growing business. As such, we invest in companies whose businesses we believe will appreciate substantially over the long-term. Each company is analyzed as if we were going to own the entire entity. We buy, in our opinion, healthy growing businesses that we believe we thoroughly understand. We prefer those entities that have a seemingly dominant market position as this creates pricing flexibility which, in turn, typically generates high operating margins and little need for excessive debt. In addition, we seek companies whose products/services have a long life cycle and generate a recurring revenue stream. Furthermore, we have always invested in subscriber-based businesses because of their excellent long-term fundamental characteristics. Two other criteria are critical to our final selection: free cash flow and a stock price below that of the entity's going-concern value. Above average returns can then be achieved from both the company's excess growth and the market's eventual recognition of its going-concern value. Our turnover is usually low. If our company selection is successful, your Fund's portfolio could be quite boring. But we believe that the portfolio will grow over time as the stock prices ultimately reflect the companies' growth, which we hope exceeds that of the S&P 500.

     We have always tried to assemble portfolio holdings that could achieve consistent earnings and cash flow growth of 12%-15% per year, with stock prices reflecting this growth. Because we also purchase stocks at what we believe is a discount to their real worth, portfolios could capture an incremental 3%-4% as the difference between the stock price and the company's real worth converge. We call this "closing the valuation gap."

     Whenever we trail a run-away stock market we do so for the same three reasons. First, the long-term growth rates of the companies within the portfolio are usually a "modest," but consistent, 12%-15% per year. (I never thought I'd be using the word "modest" to describe a 15% growth rate!) Time is required for the long-term compounding effect of these double digit growth rates to favorably impact the portfolio.

     Second, time is also required for the "valuation gap" to close. Rarely does the gap close evenly in each year. The valuation gap may not close at all in one year, only to close at two to three times the expected rate in the second or third year, thereby contributing the expected return to the overall portfolio.

     Third, certain of our holdings are "event-driven" and therefore will not provide the expected incremental return until the event occurs (Cellular Communications Inc.'s mandatory redemption at $60 per share in October 1995 is an example).

     "Modest growth rates," "closing the valuation gap," and "event-driven" returns can substantially lag a booming stock market. However, these stocks can catch-up when the stock market stabilizes or corrects, and/or when the required amount of time has elapsed for these factors to impact both the long-term absolute and relative returns. As our past five year performance record so clearly demonstrates, it would seem that the current environment is setting the stage for future strong portfolio outperformance.

     As we review the portfolio of companies we have selected, we are delighted by their sound fundamentals. As a group, our companies are showing solid growth in earnings and cash flow and strengthening franchises.

     We believe that, in time, the excellent business fundamentals of our holdings will be reflected in their respective stock prices. Sometimes this is a longer time period than I would prefer. But it does happen, and the divergence in the shorter time periods creates great buying opportunities. Indeed, patience is one of the keys to successful long-term investing as it enables the portfolio to capture the gains that come with the positive reversal of this divergence; i.e., "closing the gap." We strongly believe not only in the long-term outlook for the companies in the portfolio, but also the long-term performance of their underlying stocks.

     Again, I appreciate your patience, confidence and support. We will continue to work diligently to produce good long-term results for HCAT.

                                            Sincerely,

                                            /s/ Herbert E. Ehlers

                                            Herbert E. Ehlers
                                            Chairman & Chief Executive Officer
                                            Liberty Investment Management

* See accompanying chart.

                               [INSERT CRC GRAPH]

Chart 1 shows growth of $10,000 Investment since inception of Heritage Capital Appreciation Trust on December 12, 1985, compared to Standard & Poor's 500 Composite Stock Price Index and the Value Line Geometric Index for the same period of time.

                               [INSERT CRC GRAPH]

Chart 2 shows growth of $10,000 Investment since August 31, 1990 (last five years), compared to Standard & Poor's 500 Composite Stock Price Index and the Value Line Geometric Index.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1995
--------------------------------------------------------------------------------

                                                                                                          MARKET
                                                                                                           VALUE
                                                                                                        -----------
REPURCHASE AGREEMENT--8.1%
-------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated August 31, 1995, @ 5.75%, to be repurchased at $5,940,949 on September 1, 1995, (collateralized by $4,915,000 United States Treasury
Notes, 8.875%, due August 15, 2017, with a market value of $6,100,927, including interest)(cost
$5,940,000)...........................................................................................  $ 5,940,000
                                                                                                        -----------

   SHARES
-------------
COMMON STOCK--86.7%
--------------------
BANKING--1.8%
-------------
        6,000  Crestar Financial Corporation.......................................................         338,250
        5,000  Integra Financial Corporation.......................................................         280,625
       20,000  MBNA Corporation....................................................................         710,000
                                                                                                        -----------
                                                                                                          1,328,875
                                                                                                        -----------
BROADCASTING--11.9%
------------------
       80,000  Bell Cablemedia PLC, ADR*...........................................................       1,520,000
       13,500  Capital Cities/ABC, Inc. ...........................................................       1,552,500
       50,000  Comcast UK Cable Partners, Class "A"*...............................................         784,375
       84,000  Gaylord Entertainment Company, Class "A"............................................       2,331,000
       25,000  Liberty Media Group, Class "A"*.....................................................         664,063
      100,000  Tele-Communications, Inc., Class "A"*...............................................       1,850,000
                                                                                                        -----------
                                                                                                          8,701,938
                                                                                                        -----------
CONGLOMERATES/DIVERSIFIED--1.9%
----------------------------
       42,000  Corning, Inc. ......................................................................       1,370,250
                                                                                                        -----------
COSMETICS--1.3%
--------------
       14,000  Avon Products, Inc. ................................................................         988,750
                                                                                                        -----------
ELECTRONICS--4.9%
---------------
       25,000  AVX Corporation*....................................................................         793,750
       27,500  Duracell International, Inc. .......................................................       1,227,187
       30,000  Reuters Holdings PLC, ADR...........................................................       1,571,250
                                                                                                        -----------
                                                                                                          3,592,187
                                                                                                        -----------
FILMED ENTERTAINMENT--2.2%
------------------------
       38,000  Time Warner, Inc. ..................................................................       1,600,750
                                                                                                        -----------
FINANCE--12.8%
-------------
       41,500  AMBAC, Inc. ........................................................................       1,753,375
       45,000  Federal Home Loan Mortgage Corporation..............................................       2,891,250
       30,000  Federal National Mortgage Association...............................................       2,861,250
       15,000  First Data Corporation..............................................................         875,625
       19,000  Student Loan Marketing Association..................................................       1,028,375
                                                                                                        -----------
                                                                                                          9,409,875
                                                                                                        -----------
FOOD SERVING--1.9%
-----------------
       45,000  IHOP Corporation*...................................................................       1,153,125
       50,000  TPI Enterprises, Inc.*..............................................................         225,000
                                                                                                        -----------
                                                                                                          1,378,125
                                                                                                        -----------
GLASS PRODUCTS--2.5%
-------------------
       80,000  Libbey, Inc. .......................................................................       1,820,000
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                       MARKET
   SHARES                                                                                               VALUE
-------------                                                                                        -----------
HEALTH CARE CENTERS--1.8%
-----------------------
       40,000  Beverly Enterprises, Inc.*..........................................................  $   530,000
       50,000  Tenet Healthcare Corporation*.......................................................      793,750
                                                                                                     -----------
                                                                                                       1,323,750
                                                                                                     -----------
HOTELS/MOTELS--1.7%
------------------
       35,000  Marriott International, Inc. .......................................................    1,242,500
                                                                                                     -----------
INSURANCE--0.9%
-------------
       50,000  Western National Corporation........................................................      625,000
                                                                                                     -----------
LAND DEVELOPMENT--1.4%
----------------------
       50,000  Rouse Company*......................................................................    1,056,250
                                                                                                     -----------
LEISURE/AMUSEMENT--5.1%
-----------------------
       32,000  Circus Circus Enterprises, Inc.*....................................................    1,048,000
       40,000  Harrah's Entertainment, Inc.*.......................................................    1,275,000
       10,000  Hasbro, Inc. .......................................................................      323,750
       32,500  Mirage Resorts, Inc.*...............................................................    1,117,188
                                                                                                     -----------
                                                                                                       3,763,938
                                                                                                     -----------
MEDICAL EQUIPMENT/SUPPLY--2.7%
-----------------------------
      110,000  Amsco International, Inc.*..........................................................    1,966,250
                                                                                                     -----------
PHARMACEUTICALS--0.6%
-------------------
        6,000  Pharmacia Aktiebolag, ADR...........................................................      165,750
        7,000  Upjohn Company......................................................................      296,625
                                                                                                     -----------
                                                                                                         462,375
                                                                                                     -----------
POLLUTION CONTROL--2.0%
---------------------
       45,000  Wheelabrator Technologies, Inc. ....................................................      703,125
       25,000  WMX Technologies, Inc. .............................................................      734,375
                                                                                                     -----------
                                                                                                       1,437,500
                                                                                                     -----------
PUBLISHING--8.7%
---------------
       18,000  A.H. Belo Corporation, Class "A"....................................................      632,250
       30,000  Gannett Company.....................................................................    1,605,000
       48,000  The E.W. Scripps Company, Class "A".................................................    1,614,000
       20,000  Tribune Company.....................................................................    1,340,000
       80,000  Valassis Communications, Inc.*......................................................    1,190,000
                                                                                                     -----------
                                                                                                       6,381,250
                                                                                                     -----------
REAL ESTATE INVESTMENT TRUST--0.7%
------------------------------
       30,000  Manufactured Home Communities, Inc..................................................      487,500
                                                                                                     -----------
SERVICES--2.6%
------------
       55,000  Service Corporation International...................................................    1,925,000
                                                                                                     -----------
TELECOMMUNICATIONS--12.2%
------------------------
       50,000  AT&T Corporation....................................................................    2,825,000
       80,000  Airtouch Communications, Inc.*......................................................    2,600,000
       50,000  Telephone & Data Systems, Inc. .....................................................    2,050,000
       35,000  Vodafone Group PLC, Sponsored ADR...................................................    1,465,625
                                                                                                     -----------
                                                                                                       8,940,625
                                                                                                     -----------
TOBACCO--2.3%
-------------
       60,000  RJR Nabisco Holdings Corporation....................................................    1,710,000
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                       MARKET
   SHARES                                                                                               VALUE
-------------                                                                                        -----------
UTILITIES--2.8%
------------
       70,000  AES Corporation*....................................................................  $ 1,295,000
       35,000  Sithe Energies, Inc.*...............................................................      315,000
       20,000  UGI Corporation.....................................................................      427,500
                                                                                                     -----------
                                                                                                       2,037,500
                                                                                                     -----------
Total common stocks (cost $49,029,500).............................................................   63,550,188
                                                                                                     -----------
CONVERTIBLE PREFERRED STOCK--3.7%
-----------------------------
CELLULAR COMMUNICATIONS
---------------------
       50,000  Cellular Communications, Inc., Class "A"*...........................................    2,725,000
                                                                                                     -----------
Total convertible preferred stock (cost $1,563,283)................................................    2,725,000
                                                                                                     -----------
DEBT EXCHANGEABLE FOR COMMON STOCK (DECS)--1.4%
------------------------------------------------
DATA PROCESSING
--------------
       20,000  American Express Company, 6.25%, maturing 10/15/96..................................      987,500
                                                                                                     -----------
Total DECS (cost $735,000).........................................................................      987,500
                                                                                                     -----------
TOTAL INVESTMENT PORTFOLIO (cost $57,267,783)(b), 99.9%(a).........................................   73,202,688
OTHER ASSETS AND LIABILITIES, NET, 0.1%(a).........................................................       77,636
                                                                                                     -----------
NET ASSETS 100.0%..................................................................................  $73,280,324
                                                                                                      ==========

------------------

 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $57,276,021. Market value includes net unrealized appreciation of $15,926,667, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $16,613,493 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $686,826.
ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $51,327,783) (Note 1).........................              $67,262,688
Repurchase agreement (identified cost $5,940,000) (Note 1)..................................                5,940,000
Cash........................................................................................                    1,778
Receivables:
  Investments sold..........................................................................                  112,228
  Fund shares sold..........................................................................                   59,381
  Dividends and interest....................................................................                   78,403
Deferred state registration expenses (Note 1)...............................................                   14,543
Prepaid insurance...........................................................................                    4,319
                                                                                                          -----------
        Total assets........................................................................               73,473,340
Liabilities
Payables (Note 4):
  Investments purchased.....................................................................  $30,870
  Fund shares redeemed......................................................................   24,093
  Accrued management fee....................................................................   44,428
  Accrued distribution fee..................................................................   30,971
  Accrued professional fees.................................................................   26,903
  Other accrued expenses....................................................................   35,751
                                                                                              -------
        Total liabilities...................................................................                  193,016
                                                                                                          -----------
Net assets, at market value.................................................................              $73,280,324
                                                                                                          ===========
Net Assets
Net assets consist of:
  Undistributed net investment income.......................................................              $   202,995
  Net unrealized appreciation on investments................................................               15,934,905
  Accumulated net realized gain.............................................................                5,514,345
  Paid-in capital...........................................................................               51,628,079
                                                                                                          -----------
Net assets, at market value.................................................................              $73,280,324
                                                                                                          ===========
Class A Shares
Net asset value and redemption price per share ($72,837,320 divided by 4,690,175 shares of
  beneficial interest outstanding, no par value) (Note 2)...................................                   $15.53
                                                                                                          ===========
Maximum offering price per share (100/95.25 of $15.53)......................................                   $16.30
                                                                                                          ===========
Class C Shares
Net asset value, offering price and redemption price per share ($443,004 divided by 28,578
  shares of beneficial interest outstanding, no par value) (Notes 1 and 2)..................                   $15.50
                                                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends..............................................................................                 $   900,342
  Interest...............................................................................                     597,661
                                                                                                          -----------
        Total income.....................................................................                   1,498,003
Expenses (Notes 1 and 4):
  Management fee.........................................................................  $  711,510
  Distribution fee.......................................................................     355,486
  Professional fees......................................................................      83,632
  Shareholder servicing..................................................................      59,519
  Custodian/Fund accounting fees.........................................................      50,331
  Amortization of state registration expenses............................................      33,606
  Reports to shareholders................................................................      16,583
  Trustees' fees and expenses............................................................       9,223
  Insurance..............................................................................       7,600
  Other..................................................................................       2,155
                                                                                           ----------
        Total expenses before waiver.....................................................   1,329,645
  Fees waived by Manager (Note 4)........................................................    (177,878)      1,151,767
                                                                                           ----------     -----------
Net investment income....................................................................                     346,236
                                                                                                          -----------
Realized and Unrealized Gain on Investments
Net realized gain from investment transactions...........................................                   6,822,883
Net increase in unrealized appreciation of investments during the year...................                     127,074
                                                                                                          -----------
        Net gain on investments..........................................................                   6,949,957
                                                                                                          -----------
Net increase in net assets resulting from operations.....................................                 $ 7,296,193
                                                                                                          ===========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           FOR THE YEARS ENDED
                                                                                   -----------------------------------
                                                                                   AUGUST 31, 1995     AUGUST 31, 1994
                                                                                   ---------------     ---------------
Decrease in net assets:
Operations:
  Net investment income........................................................      $   346,236         $   115,326
  Net realized gain from investment transactions...............................        6,822,883           6,641,529
  Net increase (decrease) in unrealized appreciation of investments during the
    year.......................................................................          127,074          (1,517,671)
                                                                                   -------------       -------------
  Net increase in net assets resulting from operations.........................        7,296,193           5,239,184
Distributions to shareholders from:
  Net investment income, Class A Shares, ($.06 and $.03 per share,
    respectively)..............................................................         (258,567)           (158,881)
  Net realized gains, Class A Shares, ($1.16 and $1.36 per share,
    respectively)..............................................................       (5,533,950)         (6,632,397)
Increase (decrease) in net assets from Fund share transactions (Note 2)........       (2,600,669)            648,126
                                                                                   -------------       -------------
Decrease in net assets.........................................................       (1,096,993)           (903,968)
Net assets, beginning of year..................................................       74,377,317          75,281,285
                                                                                   -------------       -------------
Net assets, end of year (including undistributed net investment income of
  $202,995 and $115,326, respectively).........................................      $73,280,324         $74,377,317
                                                                                   =============       =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       CLASS A SHARES
                                                               FOR THE YEARS ENDED AUGUST 31,
                                --------------------------------------------------------------------------------------------
                                  1995        1994        1993        1992        1991        1990        1989        1988
                                --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................ $  15.30    $  15.62    $  13.64    $  12.55    $  10.62    $  14.48    $  10.74    $  13.31
                                --------    --------    --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
   (loss)......................     0.08(a)     0.02(a)     0.03(a)     0.15(a)     0.28(a)     0.29(b)     0.14(b)     0.08(a)
 Net realized and unrealized
   gain (loss) on
   investments.................     1.37        1.05        3.29        1.19        1.97       (2.82)       3.77       (1.39)
                                --------    --------    --------    --------    --------    --------    --------    --------
 Total from Investment
   Operations..................     1.45        1.07        3.32        1.34        2.25       (2.53)       3.91       (1.31)
                                --------    --------    --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
 Dividends from net investment
   income......................    (0.06)      (0.03)      (0.07)      (0.25)      (0.32)      (0.19)      (0.06)      (0.11)
 Distributions from net
   realized gains..............    (1.16)      (1.36)      (1.27)         --          --       (1.14)      (0.11)      (1.15)
                                --------    --------    --------    --------    --------    --------    --------    --------
 Total Distributions...........    (1.22)      (1.39)      (1.34)      (0.25)      (0.32)      (1.33)      (0.17)      (1.26)
                                --------    --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
 PERIOD........................ $  15.53    $  15.30    $  15.62    $  13.64    $  12.55    $  10.62    $  14.48    $  10.74
                                ========    ========    ========    ========    ========    ========    ========    ========
TOTAL RETURN(%)(E).............    10.85        7.07       25.72       10.78       21.73      (18.73)      36.88       (8.75)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
   average daily net assets....     1.62(a)     1.55(a)     1.56(a)     1.66(a)     1.86(a)     1.96(b)     2.00(b)     2.00(a)
 Net investment income (loss)
   to average daily net
   assets......................      .49         .15         .24        1.09        2.38        2.54        1.19         .62
 Portfolio turnover rate.......       66          65          55          57          80          45          60         103
 Net assets, end of period ($
   millions)...................       73          74          75          65          63          58          62          43

                                                               CLASS C
                                                               SHARES
                                                             -----------
                                   1987         1986+          1995++
                                 --------      --------      -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $  11.52      $   9.70        $ 14.18
                                 --------      --------      -----------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
   (loss)......................      0.08(b)       0.07(a)       (0.01)(a)
 Net realized and unrealized
   gain (loss) on
   investments.................      1.80          1.75           1.33
                                 --------      --------      -----------
 Total from Investment
   Operations..................      1.88          1.82           1.32
                                 --------      --------      -----------
LESS DISTRIBUTIONS:
 Dividends from net investment
   income......................     (0.05)           --             --
 Distributions from net
   realized gains..............     (0.04)           --             --
                                 --------      --------      -----------
 Total Distributions...........     (0.09)           --             --
                                 --------      --------      -----------
NET ASSET VALUE, END OF
 PERIOD........................  $  13.31      $  11.52        $ 15.50
                                 ========      ========      ===========
TOTAL RETURN(%)(E).............     16.49         18.76(d)        9.31(d)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
   average daily net assets....      2.00(b)       2.00(a)(c)     2.17(a)(c)
 Net investment income (loss)
   to average daily net
   assets......................       .74          1.40(c)       (0.33)(c)
 Portfolio turnover rate.......        48            21(c)          66
 Net assets, end of period ($
   millions)...................        55            40             .4

---------------

 + For the period December 12, 1985 (commencement of operations) to August 31,
   1986.
++ For the period April 3, 1995 (commencement of Class C Shares) to August 31,
   1995.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04, $0.04, $0.04, $0.03, $0.01, $0.01 and $0.02 per Class A Share,
    respectively. The operating expense ratios including such items would be 1.87%, 1.81%, 1.81%, 1.84%, 1.87%, 2.06% and 2.31% (annualized) for Class A
    Shares, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 per Class C Share. The operating expense ratio including such items would be 2.42% (annualized) for Class C Shares.
(b) Includes management fees previously waived by the Manager and recovered during the year of less than $0.01 per share.
(c) Annualized.
(d) Not annualized.
(e) Does not reflect the imposition of a sales charge.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares which were offered to shareholders beginning April 3, 1995 are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Of the $6,641,529 of realized gains for the year ended August 31, 1994 the Fund has designated $2,726,444 as net long-term capital gains on a tax basis paid in 1995.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets of dividend eligible shares. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

Note 2: FUND SHARES. At August 31, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

      Transactions in Class A Shares of the Fund during the years ended August 31, 1995 and 1994, were as follows:

                                                                                  FOR THE YEARS ENDED
                                                             -------------------------------------------------------------
                                                                   AUGUST 31, 1995                   AUGUST 31, 1994
                                                             ---------------------------       ---------------------------
                          CLASS A SHARES                       SHARES          AMOUNT            SHARES          AMOUNT
        ---------------------------------------------------  ----------     ------------       ----------     ------------
        Shares sold........................................     315,129     $  4,487,563        2,079,461     $ 32,311,244
        Shares issued on reinvestment of distributions.....     428,528        5,682,169          448,374        6,680,774
        Shares redeemed....................................    (913,985)     (13,189,775)      (2,487,289)     (38,343,892)
                                                             ----------     ------------       ----------     ------------
        Net increase (decrease)............................    (170,328)    $ (3,020,043)          40,546     $    648,126
                                                                             ===========                       ===========
        Shares outstanding:
          Beginning of year................................   4,860,503                         4,819,957
                                                             ----------                        ----------
          End of year......................................   4,690,175                         4,860,503
                                                              =========                         =========

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

       Transactions for Class C Shares of the Fund from April 3, 1995 (commencement of Class C Shares) to August 31, 1995 were as follows:

                                             CLASS C SHARES                                       SHARES      AMOUNT
        ----------------------------------------------------------------------------------------  ------     --------
        Shares sold.............................................................................  29,005     $425,638
        Shares redeemed.........................................................................    (427)      (6,264)
                                                                                                  ------     --------
        Net increase............................................................................  28,578     $419,374
                                                                                                             ========
        Shares outstanding:
          Beginning of period...................................................................     --
                                                                                                  ------
          End of period.........................................................................  28,578
                                                                                                  ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended August 31, 1995, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $39,863,365 and $44,356,193, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, and 0.75% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Since January 2, 1992, the Manager has voluntarily agreed to waive .25% of its fee on the first $100 million of average net assets. Fees waived by the Manager for the year ended August 31, 1995 amounted to $177,878 ($.03770 per share).

        Effective February 27, 1995, the Manager entered into an agreement with Liberty Investment Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. From December 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc., was subadviser to the Fund. Although, Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of August 31, 1995 was $9,000. In addition, the Manager performs Fund Accounting services and charged $32,742 during the current year of which $5,400 was payable as of August 31, 1995.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a service fee of up to .50% of the average daily net assets for Class A Shares purchased on or before March 31, 1995. The Fund may pay the Distributor .25% for Class A Shares purchased after March 31, 1995. The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $354,505 and $981 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, Mutual Funds that are also advised by the Manager (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are shared equally by each of the Heritage Mutual Funds.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Capital Appreciation Trust:

     We have audited the accompanying statement of assets and liabilities of Heritage Capital Appreciation Trust, including the investment portfolio, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand

Boston, Massachusetts
October 12, 1995

                                     LOGO
                                   Heritage
                             --------------------
                             CAPITAL APPRECIATION
                                  TRUST (TM)
                             --------------------

                                                    ---------------------
                                                    A mutual fund seeking
                                                    ---------------------
                                                    long-term capital
                                                    ---------------------
                                                    appreciation
                                                    ---------------------


                                                    ANNUAL REPORT
                                                    and Investment Performance
                                                    Review for the Year Ended
                                                    AUGUST 31, 1995

                                        A member of the
                                        Heritage Family of Mutual Funds(TM)

Heritage Capital Appreciation Trust                         --------------------
P.O. Box 33022                                                   BULK RATE
St. Petersburg, FL 33733                                        U.S. POSTAGE
-----------------------------------                                 PAID
                                                               MODERN MAILING
Address Change Requested                                    --------------------

Annual Report
INVESTMENT ADVISOR/
SHAREHOLDER SERVICING AGENT/
FUND ACCOUNTANT
Heritage Asset Management, Inc.
P.O. Box 33022
St. Petersburg, FL 33733
(800) 421-4184
DISTRIBUTOR
Raymond James & Associates, Inc.
P.O. Box 12749
St. Petersburg, FL 33733
(813) 573-3800
LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
This report is for the information of shareholders of Heritage Capital Appreciation Trust, It may also be used as sales literature when preceded or accompanied by a prospectus.